STARBOARD INVESTMENT TRUST

Caritas All-Cap Growth Fund

Prospectus Supplement

November 6, 2013

This supplement to the Prospectus dated September 30, 2013 for the Caritas All-Cap Growth Fund, a series of the Starboard Investment Trust (the “Fund”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties that at a meeting of the Starboard Investment Trust held on October 31, 2013, the Board approved an Interim Investment Advisory Agreement (the “Interim Agreement”) with Goodwood Advisors, LLC (“Goodwood Advisors”), an investment advisory firm registered with U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940.  The Interim Agreement became effective upon approval by the Board.

The terms and conditions of the Interim Agreement are substantially identical to those of the previous investment advisory agreement between the Fund and Caritas Capital, and the subsequent Interim Agreement with the Fund and CV Investment Advisors. The Interim Agreement provides for the same advisory fee as that previously paid to Caritas Capital under the terms of the previous investment advisory agreement.  The foregoing notwithstanding, the Interim Agreement does differ from the previous investment advisory agreement in that it provides for the following terms required of such agreements by Rule 15a-4 under the Investment Company Act of 1940: (i) the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to Goodwood Advisors pending approval by shareholders of the Fund of a permanent investment advisory agreement for the Fund; (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Agreement may be terminated by the Board on 10 days’ written notice to Goodwood Advisors.  If shareholders of the Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Agreement, Goodwood Advisors will be paid the lesser of the costs incurred in performing services under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned.

In connection with the Interim Agreement, the new portfolio managers for the Fund are Ryan D. Thibodeaux and Joshua L. Pesses.  Mr. Thibodeaux is the President and Lead Portfolio Manager of the Advisor and Goodwood Capital Management, LLC. Mr. Thibodeaux received a BS in finance from Louisiana State University.  Mr. Pesses is Co-Portfolio Manager of the Advisor. He holds a BA in business administration from Rhodes College.

Investors should anticipate receiving a proxy statement soliciting their approval of a new investment advisory agreement in the near future.  If shareholders of the Fund do not approve a permanent investment advisory agreement within the 150-day period specified under Rule 15a-4 of the Investment Company Act of 1940, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

Investors Should Retain This Supplement for Future Reference